Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Aurora Horizons Fund
A series of Trust for Professional Managers (the “Trust”)

Supplement dated February 28, 2014 to the
Prospectus and Statement of Additional Information (“SAI”)
dated March 27, 2013

This supplement makes the following amendments to disclosures in the Prospectus and SAI for the Aurora Horizons Fund (the “Fund”) dated March 27, 2013, as previously supplemented.

Effective February 28, 2014, the Fund may waive the front-end sales charge on Class A shares for clients of certain financial intermediaries who have entered into agreements with the Fund's distributor and have been approved by the distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge transaction fees.  The Fund has also amended its policy with respect to reducing Class A sales charges for clients who sign a Letter of Intent.  Shareholders will no longer be permitted to add the aggregate value of all classes of shares held in the Fund to the dollar amount of the intended investment under a Letter of Intent to qualify for a lower initial sales charge pursuant to the Fund’s rights of accumulation policy.

The following disclsoures in the Prospectus and SAI are hereby revised to read as follows:

Prospectus

Page 35 – “Class A Sales Charge Reductions and Waivers – Initial Sales Charge Waivers”

Initial Sales Charge Waivers
Sales charges for Class A shares may be waived under certain circumstances for some investors or for certain purchases.  You will not have to pay a sales charge on purchases of Class A shares if:

•	you are a government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

•
you are a trustee of the Trust, former trustee of the Trust, an employee or affiliate of the Fund, the Adviser, the Distributor, or are an individual that is affiliated with the Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) or an Adviser affiliate employee benefit plan;

•
you are a selling broker, registered representative, registered investment adviser, or financial planner of any broker-dealer authorized to sell Fund shares (this also applies to spouses and children under the age of 21 of those mentioned) subject to the internal policies and procedures of the broker-dealer;

•	you are a bank trust department or trust company for non-discretionary and non-retirement accounts and only if principally engage in banking and trust activities;

•
you are a participant in certain employer-sponsored retirement plans (the availability of this pricing may depend upon the policies and procedures of your specific financial intermediary, consult your financial adviser);

•
you are a client of a financial intermediary that has entered into an agreement with the Distributor and has been approved by the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee;

•	you are a current shareholder whose aggregate investment in the Fund exceeds $1,000,000; or

•	you are a client of the Adviser with investments of $25,000.

Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

SAI

Page 50: “Class A Sales Charge Reductions and Waivers – Letter of Intent”

Letter of Intent.  By signing a Letter of Intent (“LOI”), you can reduce your Class A sales charge.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period.  The LOI will apply to all purchases of Class A shares.  Any Class A shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.  Purchases resulting from the reinvestment of distributions do not apply toward fulfillment of the LOI.  Shares equal to 5.00% of the amount of the LOI will be held in escrow during the 13-month period.  If at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect.  This amount will be obtained from redemption of the escrow shares.  Any remaining escrow shares will be released to you.

Page 51: “Class A Sales Charge Reductions and Waivers – Initial Sales Charge Waivers”

Initial Sales Charge Waivers.  Sales charges for Class A shares may be waived under certain circumstances for some investors or for certain purchases.  You will not have to pay a sales charge on purchases of Class A shares if:

•	you are a government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

•
you are a trustee of the Trust, former Fund trustee, an employee or affiliate of the Fund, the Adviser, the Distributor, or are an individual that is affiliated with the Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) or an Adviser affiliate employee benefit plan;

•
you are a selling broker, registered representative, registered investment advisor, financial planner  of any broker-dealer authorized to sell Fund shares (this also applies to spouses and children under the age of 21 of those mentioned) subject to the internal policies and procedures of the broker-dealer;

•	you are a bank trust department or trust company for non-discretionary and non-retirement accounts and only if principally engage in banking and trust activities;

•
you are a participant in certain employer-sponsored retirement plans (the availability of this pricing may depend upon the policies and procedures of your specific financial inermediary, consult your financial adviser);

•
you are fee-based registered investment adviser, financial planner, bank trust department or registered broker-dealer and are purchasing shares on behalf of your own accounts or accounts for your customers and who charge a management, consulting or other fee for their services, or you are purchasing shares for retirement (not including IRA accounts) and deferred compensation plans and the trusts used to fund such plans (including, but not limited to, those defined in Sections 401 (a) 401(k), 403(b) and 457 of the Internal Revenue Code of 1986, as amended (the “Code”), and “rabbi trusts”);

•
you are a client of a financial intermediary that has entered into an agreement with the Distributor and has been approved by the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee;

•	you are a current shareholder whose aggregate investment in the Fund exceeds $1,000,000; or

•	you are a client of the adviser of the Fund with investments of $25,000 (see “Clients of the Adviser” below for more detailed information).

Please retain this Supplement with your Prospectus and SAI for future reference.